UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30. 2009

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 229-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders held on April 30, 2009, the shareholders of Arch Chemicals, Inc. (the “Company’) approved the adoption of the Arch Chemicals, Inc. 2009 Long Term Incentive Plan (the “Plan”) and the Plan became effective. No awards have been granted under the Plan but the named executive officers of the Company, along with other employees selected from time to time, are eligible to participate in the Plan. Set forth below is a brief description of certain salient terms and conditions of the Plan. Such description does not purport to be a complete summary of the Plan and is qualified in its entirety by reference to the Plan itself which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Eligible Participants. Any officer or employee of the Company or the Company’s affiliates is eligible to participate in the Plan. Non-employee directors are not eligible. It is expected the named officers will be participants in the Plan.

Types of Awards. The Plan provides for the grant of options intended to qualify as incentive stock options under Section 422 of the Code of the Internal Revenue Code of 1986, as amended (the “Code”) (or ISOs); nonqualified stock options (or NSOs); stock appreciation rights (or SARs); restricted share awards, restricted stock units (or RSUs); performance compensation awards; performance units; cash incentive awards and other equity-based or equity-related awards.

Plan Administration. The Plan will be administered by the Compensation Committee or such other committee designated by the Company’s Board of Directors (the “Board of Directors”) to administer the Plan (the “Committee”). Subject to the terms of the Plan and applicable law, the Committee will have sole authority to administer the Plan, including, but not limited to, the authority to (1) designate plan participants, (2) determine the type or types of awards to be granted to a participant, (3) determine the number of shares of the Company’s common stock, par value $1 per share (the “Common Stock”) to be covered by awards, (4) determine the terms and conditions of awards, (5) determine the vesting schedules of awards and, if certain performance criteria were required to be attained in order for an award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (6) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan, (7) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the Plan, (8) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and (9) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Shares Available For Awards. Subject to adjustment for changes in capitalization, the aggregate number of shares of Common Stock that will be available for delivery pursuant to awards granted under the Plan is equal to 1,500,000.

Subject to adjustment for changes in capitalization, (1) each share with respect to which an option or stock-settled SAR is granted under the Plan will reduce the aggregate number of shares that may be delivered under the Plan by one share, and (2) each share with respect to which any other award denominated in shares is granted under the Plan will reduce the aggregate number of shares that may be delivered under the Plan by 1.5 shares. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR was exercised will be counted as one share against the aggregate number of shares available under the Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR. Of the shares of Common Stock available for awards under the Plan, the maximum number of shares that will be permitted to be delivered pursuant to ISOs granted under the Plan is 1,500,000.

If an award granted under the Plan were forfeited, or otherwise expired, terminated or were cancelled without the delivery of shares or were settled in cash, then the shares covered by such award would again be available to be delivered pursuant to awards under the Plan. However, shares that were surrendered or tendered to the Company in payment of the exercise price of an award or any taxes required to be withheld in respect of an award would not become available to be delivered pursuant to awards under the Plan.

Maximum Awards. Subject to adjustment for changes in capitalization, the maximum number of shares of Common Stock that will be available to be granted pursuant to awards to any participant in the Plan in any fiscal year is 300,000. In the case of awards settled in cash based on the fair market value of a share, the maximum aggregate amount of cash that is permitted to be paid pursuant to awards granted in any fiscal year to any participant is equal to the per share fair market value (determined in accordance with the applicable award agreement) as of the relevant vesting, payment or settlement date multiplied by the maximum number of shares which could be granted, as described above. The maximum aggregate amount of cash and other property (valued at fair market value) that is permitted to be paid or delivered pursuant to awards under the Plan, the value of which is not determined by reference to the fair market value of the Company’s shares, to any participant in any fiscal year is $7,000,000.

Changes in Capitalization. In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constituted an “equity restructuring” within the meaning of Statement of Financial Accounting Standards No. 123R affecting the shares of Common Stock, the Committee will make adjustments and other substitutions to awards under the Plan in the manner it determined to be appropriate or desirable. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of Common Stock or other similar corporate transactions, the Committee in its discretion may make such adjustments and other substitutions to the Plan and awards under the Plan as it deemed appropriate or desirable.

Rollover Awards. The Committee is permitted to grant awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of the Company’s affiliates or a company that the Company acquired or with which the Company combined, provided that in no event could any rollover awards be granted in a manner that will violate the prohibitions on repricing of options and SARs as set forth in the Plan. Any shares issued by the Company through the assumption of or substitution for outstanding awards granted by a company that the Company acquired will not reduce the aggregate number of shares of Common Stock available for awards under the Plan, except that awards issued in substitution for ISOs will reduce the number of shares of Common Stock available for ISOs under the Plan.

Source of Shares. Any shares of Common Stock issued under the Plan will consist, in whole or in part, of authorized and unissued shares.

Stock Options. The Committee will be permitted to grant both ISOs and NSOs under the Plan. The exercise price for options will not be less than the fair market value (as defined in the Plan) of Common Stock on the grant date. The Committee will not reprice any option granted under the Plan without the approval of the Company’s shareholders. All options granted under the Plan will be NSOs unless the applicable award agreement expressly stated that the option was intended to be an ISO. Under the proposed Plan, all ISOs and NSOs will be intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Options will vest and become exercisable as set forth in the applicable award agreement. Provisions regarding the exercisability of options following termination of employment, other than as a result of death, will be as set forth in the applicable award agreement. In the event of a termination of a participant’s employment due to death, unvested options will immediately vest and all options held by the participant will remain exercisable for the remainder of the term of the options. Notwithstanding any provision in the Plan, in no event will an option be exercisable more than ten years after its grant date. The exercise price will be permitted to be paid with cash (or its equivalent) or, in the sole discretion of the Committee, with previously acquired shares of Common Stock or through delivery of irrevocable instructions to a broker to sell Common Stock otherwise deliverable upon the exercise of the option (provided that there was a public market for Common Stock at such time), or, in the sole discretion of the Committee, a combination of any of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares so tendered to the Company as of the date of such tender was at least equal to such aggregate exercise price.

Stock Appreciation Rights. The Committee is permitted to grant SARs under the Plan. The exercise price for SARs will not be less than the fair market value (as defined in the Plan) of Common Stock on the grant date. The Committee will not reprice any SAR granted under the Plan without the approval of the Company’s shareholders. Upon exercise of a SAR, the holder will receive cash, shares of Common Stock, other securities, other awards, other property or a combination of any of the foregoing, as determined by the Committee, equal in value to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise of the SAR over the exercise price of the SAR. Under the Plan, all SARs are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Subject to the provisions of the Plan and the applicable award agreement, the Committee will determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR. Provisions regarding the exercisability of SARs following termination of employment, other than as a result of death, will be as set forth in the applicable award agreement. Notwithstanding any provision in the Plan, in no event will a SAR be exercisable more than ten years after its grant date.

Restricted Shares and Restricted Stock Units. Subject to the provisions of the Plan, the Committee is permitted to grant restricted shares and RSUs. Restricted shares could be evidenced in such manner as the Committee will determine. An RSU will be granted with respect to one share of Common Stock or have a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to an RSU, the RSU could be paid in either cash, shares of Common Stock, other securities, other awards or other property, as determined by the Committee, or in accordance with the applicable award agreement. In connection with each grant of restricted shares, except as provided in the applicable award agreement, the holder will be entitled to the rights of a shareholder (including the right to vote and receive dividends) in respect of such restricted shares. The Committee is permitted to, on such terms and conditions as it might determine, provide a participant who holds RSUs with dividend equivalents, payable in cash, shares of Common Stock, other securities, other awards or other property. If a restricted share or RSU were intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements described below with respect to “Performance Compensation Awards” will be required to be satisfied in order for such restricted share or RSU to be granted or vest. In the event of termination of a participant’s employment due to death, unvested restricted shares and RSUs subject to time-based vesting restrictions will immediately vest.

Performance Units. Subject to the provisions of the Plan, the Committee is permitted to grant performance units to participants. Performance units will be awards with an initial value established by the Committee (or that was determined by reference to a valuation formula specified by the Committee) at the time of the grant. In its discretion, the Committee will set performance goals that, depending on the extent to which they were met during a specified performance period, will determine the number and/or value of performance units that will be paid out to the participant. The Committee, in its sole discretion, is permitted to pay earned performance units in the form of cash, shares of Common Stock or any combination thereof that will have an aggregate fair market value equal to the value of the earned performance units on the settlement date or such other valuation formula set forth in the applicable award agreement. The determination of the Committee with respect to the form and timing of payout of performance units will be set forth in the applicable award agreement. The Committee is permitted to, on such terms and conditions as it might determine, provide a participant who held performance units with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other awards or other property. If a performance unit were intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements below described with respect to “Performance Compensation Awards” will be required to be satisfied.

Cash Incentive Awards. Subject to the provisions of the Plan, the Committee is permitted to grant cash incentive awards payable upon the attainment of performance goals. If a cash incentive award were intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements described below with respect to “Performance Compensation Awards” will be required to be satisfied.

Other Stock-Based Awards. Subject to the provisions of the Plan, the Committee is permitted to grant to participants other equity-based or equity-related compensation awards, including vested stock. The Committee is permitted to determine the amounts and terms and conditions of any such awards. If such an award were intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements described below with respect to “Performance Compensation Awards” will be required to be satisfied.

Performance Compensation Awards. The Committee is permitted to designate any award granted under the Plan (other than options and SARs) as a performance compensation award in order to qualify such award as “performance-based compensation” under Section 162(m) of the Code. Awards designated as performance compensation awards will be subject to the following additional requirements:

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Recipients of Performance Compensation Awards. The Committee will, in its sole discretion, designate within the first 90 days of a performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the participants who will be eligible to receive performance compensation awards in respect of such performance period. The Committee will also determine the length of performance periods, the types of awards to be issued, the performance criteria that will be used to establish the performance goals, the kinds and levels of performance goals and any performance formula used to determine whether a performance compensation award had been earned for the performance period.

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Performance Criteria Applicable to Performance Compensation Awards. The performance criteria will be limited to the following: (1) return on equity, (2) total return to shareholders, (3) cumulative earnings per share growth, (4) cash flow, (5) earnings per share, (6) EBIT, (7) EBIT margins, (8) EBITDA, (9) EBITDA margins, (10) operating cash flow, (11) operating income, (12) operating margins, (13) working capital, (14) working capital as a percent of net sales, (15) return on net assets, (16) return on capital, (17) profit margin, (18) return on total assets, (19) free or excess cash flow, (20) free or excess cash flow per share, (21) sales growth, (22) sales per employee, (23) earnings per employee, (24) debt (net debt) to capital, (25) net income, (26) net profit margin, (27) pre-tax profit, (28) pre-tax profit margin, (29) leverage ratio, and (30) interest coverage ratio. These performance criteria will be permitted to be applied on an absolute basis or be relative to one or more peer companies or indices or any combination thereof. The performance goals and periods could vary from participant to participant and from time to time. To the extent required under Section 162(m) of the Code, the Committee will, within the first 90 days of the applicable performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective manner the method of calculating the performance criteria it selected to use for the performance period.

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Modification of Performance Goals. The Committee will be permitted to adjust or modify the calculation of performance goals for a performance period in the event of, in anticipation of, or in recognition of, any unusual or extraordinary corporate item, transaction, event or development or any other unusual or nonrecurring events affecting the Company, any of the Company’s affiliates, subsidiaries, divisions or operating units (to the extent applicable to such performance goal) or the Company’s financial statements or the financial statements of any of the Company’s affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions, so long as that adjustment or modification did not cause the performance compensation award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

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Requirements to Receive Payment for 162(m) Awards. Except as otherwise permitted by Section 162(m) of the Code and in the discretion of the Committee, in order to be eligible for payment in respect of a performance compensation award for a particular performance period, participants will be required to be employed by the Company on the last day of the performance period, the performance goals for such period will be required to be satisfied and certified by the Committee and the performance formula will be required to determine that all or some portion of the performance compensation award had been earned for such period.

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Negative Discretion. The Committee will be permitted to, in its sole discretion, reduce or eliminate the amount of a performance compensation award earned in a particular performance period, even if applicable performance goals had been attained.

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Limitations on Committee Discretion. Except as otherwise permitted by Section 162(m) of the Code, in no event could any discretionary authority granted to the Committee under the Plan be used to grant or provide payment in respect of performance compensation awards for which performance goals had not been attained, increase a performance compensation award for any participant at any time after the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) or increase a performance compensation award above the maximum amount payable under the underlying award.

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Form of Payment. Performance compensation awards (other than restricted shares, RSUs and other stock-based awards) will be payable in cash or in restricted stock, RSUs or fully vested shares of equivalent value and will be paid on the terms determined by the Committee in its discretion. Any shares of restricted stock or restricted stock units will be subject to the terms of the Plan or any successor equity compensation plan and any applicable award agreement. The number of shares of restricted stock, RSUs or fully vested shares that is equivalent in value to a particular dollar amount will be determined in accordance with a methodology specified by the Committee within the first 90 days of a plan year (or, if shorter, the maximum period allowed under Section 162(m) of the Code).

Amendment and Termination of the Plan. Subject to any applicable law or government regulation, to any requirement that must be satisfied if the Plan were intended to be a shareholder approved plan for purposes of Section 162(m) of the Code and to the rules of the NYSE, the Plan is permitted to be amended, modified or terminated by the Board of Directors without the approval of the Company’s shareholders, except that shareholder approval is required for any amendment that will (1) increase the maximum number of shares of Common Stock available for awards under the Plan or increase the maximum number of shares of Common Stock that could be delivered pursuant to ISOs granted under the Plan or (2) change the class of employees eligible to participate in the Plan. No modification, amendment or termination of the Plan that was adverse to a participant will be effective without the consent of the affected participant, unless otherwise provided by the Committee in the applicable award agreement.

The Committee is permitted to waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award previously granted, prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable award agreement or in the Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that will materially and adversely impair the rights of any participant to any award previously granted will not to that extent be effective without the consent of the affected participant.

The Committee is authorized to make adjustments in the terms and conditions of awards in recognition of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law whenever the Committee, in its discretion, determined that those adjustments were appropriate or desirable, including providing for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event and, in its discretion, the Committee is permitted to provide for a cash payment to the holder of an award in consideration for the cancellation of such award.

Change of Control. The Plan provides that, unless otherwise provided in an award agreement, in the event of a change of control of the Company (as defined in the Plan):

•	any options and SARs outstanding as of the date the change of control was determined to have occurred will become fully exercisable and vested, as of immediately prior to the change of control;

•	all performance units, cash incentive awards and other awards designated as performance compensation awards will be paid out at the “target” performance level; and

•

all other outstanding awards will automatically be deemed exercisable or vested and all restrictions and forfeiture provisions related thereto will lapse as of immediately prior to such change of control.

Additional Conditions to Enjoyment of Awards. The Company is permitted to cancel an award if at any time a participant is not in compliance with the award agreement or the Plan or if the participant engages in activity which, in the judgment of the Committee or a “senior officer” (i.e., the Company’s chief executive officer, president or any vice president, to the extent designated as a senior officer by the Committee) is or becomes competitive with the business of the Company, discloses confidential information about the Company to a third party or uses confidential information for activities other than Company business in violation with the participant’s agreement with the Company or otherwise breaches the participant’s agreement with the Company regarding inventions. In addition, the Company will be able to recover from a participant, who prior to or within six months after exercise, payment or delivery under an award engages in any of the actions for which an award may be cancelled, the amount of any gain realized or payment received pursuant to an award.

Transferability of Awards. No award (other than restricted shares with respect to which all applicable restrictions imposed under the terms of the applicable award agreement have expired, lapsed, been waived or satisfied) or right thereunder will be assignable or transferable, other than (unless limited in the award agreement) by will and the laws of descent and distribution (or, in the case of an award of restricted securities, to the Company), except that an option will be transferable by gift to any member of the holder’s immediate family or to a trust for the benefit of one or more of such immediate family members, if permitted in the applicable award agreement; provided, however, that, if so determined by the Committee, a participant will be able, in the manner established by the Committee, to designate a beneficiary or beneficiaries with respect to any award to exercise the rights of the participant, and to receive any property distributable, upon the death of the participant. Each award, and each right under any award, will be exercisable, during the participant’s lifetime, only by the participant or, if permissible under applicable law by the participant’s guardian or legal representative unless it has been transferred to a member of the holder’s immediate family or to a trust for the benefit of one or more of such immediate family members, in which case it will be exercisable only by such transferee. A holder’s “immediate family” means the holder’s spouse, children and grandchildren. In no event could any award be transferred to any third party in exchange for value unless such transfer was specifically approved by the Company’s shareholders. No award (other than restricted shares with respect to which all applicable restrictions imposed under the terms of the applicable award agreement have expired, lapsed, been waived or satisfied), and no right under any such award, may be pledged, attached or otherwise encumbered other than in favor of the Company, and any purported pledge, attachment, or encumbrance thereof other than in favor of the Company will be void and unenforceable against the Company or any affiliate.

Term of the Plan. No award is permitted to be granted under the Plan after the tenth anniversary of the date the Plan was approved by the Company’s shareholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Arch Chemicals, Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A for the April 30, 2009 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 13, 2009, SEC File No. 1-14601)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009

ARCH CHEMICALS, INC.

By:	/s/ Sarah A. O’Connor
Name:	Sarah A. O’Connor
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Arch Chemicals, Inc. 2009 Long Term Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A for the April 30, 2009 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 13, 2009, SEC File No. 1-14601)

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